Exhibit 99.2

[GRAPHIC APPEARS HERE]

CATELLUS DEVELOPMENT CORPORATION

SUPPLEMENTAL FINANCIAL PACKAGE

[GRAPHIC APPEARS HERE]

Second Quarter 2003

CATELLUS

DEVELOPMENT CORPORATION

CORPORATE DATA

Catellus Development Corporation is a publicly traded real estate development company that owns and operates approximately 37.4 million square feet of predominantly industrial property in many of the country’s major distribution centers and transportation corridors. The company’s principal objective is sustainable, long-term growth in earnings, which it seeks to achieve by applying its strategic resources: a lower-risk/higher-return rental portfolio, a focus on expanding that portfolio through development, and the deployment of its proven land development skills to select opportunities where it can generate profits to recycle back into its business. More information on the company is available at www.catellus.com.

Company Information	Senior Management

Corporate Office:	Nelson C. Rising, Chairman and Chief Executive Officer

201 Mission St., 2nd Floor	Timothy J. Beaudin, Executive Vice President

San Francisco, CA 94105	C. William Hosler, Senior Vice President and Chief Financial Officer

Phone: (415) 974-4500	Vanessa Washington, Senior Vice President and General Counsel

Fax: (415) 974-4550	Ted Antenucci, President, Suburban Development

www.catellus.com	Doug Gardner, President, Urban Development

Mark Schuh, Executive Vice President, Urban Development

Investor Contact Information	Paul Lockie, Vice President and Controller

Investor Relations:	Margan Mitchell, Vice President, Corporate Communications

Minnie Wright, Director	Mike Wenzell, Vice President, Corporate Strategic Initiatives

Phone: (415) 974-4649

Fax: (415) 974-4550	Research Coverage

Email: minnie_wright@catellus.com	Banc of America—Lee Schalop (212) 847-5677

GreenStreet Advisors—Jim Sullivan (949) 640-8780

Stock Information	Lehman Brothers—David Shulman/David Harris (212) 526-3413 /526-1790

NYSE Ticker Symbol: CDX	McDonald Investments—Anatole Pevnev (216) 263-4783

Shares outstanding as of June 30 = 88,625,837	Merrill Lynch—Steve Sakwa (212) 449-0335

Shares outstanding—diluted as of June 30 = 91,259,470	Morgan Stanley—Gregory Whyte (212) 761-6331

Closing stock price on June 30 = $22.00	RBC Capital—David Copp/Jay Leupp (415) 633-8558 / 633-8588

Average daily volume for the quarter: 353,000 shares	Salomon Smith Barney—Jonathan Litt (212) 816-0231

Wachovia Securities—Christopher Haley (443) 263-6773

The accompanying financial statements and supplemental information are considered unaudited and should be read in conjunction with the Company's report on Form 10-K for the fiscal year ended December 31, 2002, and Form 10-Q for the quarter ended March 31, 2003, filed with the Securities and Exchange Commission.

CATELLUS

DEVELOPMENT CORPORATION

SUPPLEMENTAL FINANCIAL PACKAGE

June 30, 2003

TABLE OF CONTENTS

FINANCIALS

CONSOLIDATED

Key financial data	1 - 2

Consolidated balance sheet	3 - 4

Consolidated statement of operations	5

Consolidated statement of cash flows	6

FAS 144 reconciliation	7 - 10

Funds from operations	11 - 14

Balance sheet detail and fully diluted shares outstanding	15

Debt analysis	16

Capital expenditures	17

OPERATING SEGMENTS

Net income by segment	18 - 21

Property book value by segment	22

Gross margin on property sales	23

ADDITIONAL INFORMATION
PORTFOLIO DATA

Net operating income and square feet by state	24

Same space net operating income	25

Full quarter net operating income by state	26

Buildings owned & occupancy	27

Lease expirations	28

Ten largest tenants	29

DEVELOPMENT LAND INVENTORY

Consolidated	30

Suburban Commercial	31

DEVELOPMENT ACTIVITY (Suburban Commercial and Urban Development)

Construction starts and completions—Suburban Commercial	32

Properties under construction—Suburban Commercial	33

Work in process—Suburban Commercial	34

Construction starts and completions—Urban	35

Properties under construction—Urban	36

Work in process—Urban	37

RESIDENTIAL ACTIVITY

Suburban Residential land inventory	38

DEFINITIONS	39

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data

(In thousands, except per share data)

	For the Three Months Ended or as of
	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002
Share Data—End of Period
Common shares outstanding—basic	88,626	87,318	87,170	87,158	87,143
Common shares outstanding—diluted	91,259	90,274	89,892	89,327	89,901

Share Price
At end of period	$22.00	$21.00	$19.85	$18.45	$20.42
High during quarter	$23.29	$21.70	$19.85	$20.79	$21.10
Low during quarter	$21.00	$19.05	$16.85	$17.12	$19.67

Market Capitalization
Market value of common equity	$1,949,772	$1,833,684	$1,730,325	$1,608,065	$1,779,460
Total debt	1,482,178	1,498,321	1,500,955	1,480,231	1,387,271

Total market capitalization	$3,431,950	$3,332,005	$3,231,280	$3,088,296	$3,166,731

Total debt / total market capitalization	43.19%	44.97%	46.45%	47.93%	43.81%

Selected Balance Sheet Data
Book value of real estate assets (before accum. dep.)	$2,490,887	$2,476,382	$2,448,081	$2,415,846	$2,346,916
Total assets	$2,662,419	$2,639,321	$2,695,449	$2,643,827	$2,522,869
Total liabilities	$2,049,897	$2,067,607	$2,092,117	$2,063,100	$1,958,559
Minority interest	$—	$—	$57,363	$55,839	$54,312
Total shareholders’ equity	$612,522	$571,713	$545,969	$524,888	$509,998

Income Items
Net income	$19,254	$23,411	$20,878	$14,655	$33,639
Modified funds from operations (FFO)(1)	$38,293	$38,669	$31,935	$29,261	$31,615
Lease termination fees	$61	$1,101	$—	$971	$207
Straight line rent adjustment	$1,742	$1,504	$1,324	$1,048	$1,135

Earnings Per Share
Basic	$0.22	$0.27	$0.24	$0.17	$0.39
Diluted	$0.21	$0.26	$0.23	$0.16	$0.37

Portfolio Data
Rental property—square feet owned	37,403	36,716	36,976	36,477	34,498
Rental property—square feet leased	35,298	34,491	34,957	34,450	32,510
Rental property—occupancy %	94.4%	93.9%	94.5%	94.4%	94.2%

Construction Activity—Suburban Commercial and Urban (in sq. ft.)
Under construction, beginning of period	4,661	4,100	3,223	4,288	7,627
Construction starts during period	1,377	1,200	1,378	985	220
Less: construction completed—retained in portfolio	(736)	(494)	(501)	(2,050)	(3,559)
Less: construction completed—design build/fee	(185)	(145)	—	—	—
Less: construction completed—build to sell	(600)	—	—	—	—
Less: construction completed—joint venture development	(118)	—	—	—	—

Under construction, end of period	4,399	4,661	4,100	3,223	4,288

Sales Backlog
Commercial	$35,031	$47,472	$59,057	$43,634	$15,392
Residential	$46,432	$39,178	$86,910	$168,000	$124,050
Asset Management	$—	$—	$4,410	$—	$4,492
Urban	$55,050	$36,550	$36,550	$34,550	$14,500

(1)	A reconciliation of modified FFO to net income is provided on pages 11 - 14.

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data Reconciliation

(In thousands, except ratios)

	For the Three Months Ended
	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002
Reconciliation to EBITDA(1)
Net Income	$19,254	$23,411	$20,878	$14,655	$33,639
Interest expense	17,164	16,821	17,352	16,441	14,181
Capitalized interest in cost of sales	1,584	437	2,441	325	1,461
Income taxes	12,018	13,614	8,590	9,908	22,624
Depreciation and amortization	17,738	16,699	17,233	17,600	15,055

EBITDA(1)	$67,758	$70,982	$66,494	$58,929	$86,960

Interest Charges
Interest expense	$17,164	$16,821	$17,352	$16,441	$14,181
Less non-cash interest (amortization of deferred loan fees)	(1,093)	(1,119)	(1,159)	(1,436)	(1,453)
Capitalized interest—net of reimbursements	4,607	3,896	5,165	5,314	6,554

Total Interest charges	$20,678	$19,598	$21,358	$20,319	$19,282

Fixed Charges
Total interest charges	$20,678	$19,598	$21,358	$20,319	$19,282
Regularly scheduled principal payments	5,487	5,513	5,758	5,137	5,002

Total Fixed charges	$26,165	$25,111	$27,116	$25,456	$24,284

Ratios—
Interest coverage ratio	3.28	3.62	3.11	2.90	4.51
Fixed charge coverage ratio	2.59	2.83	2.45	2.31	3.58

(1)	Includes discontinued operations. See page 7 for reconciliation to GAAP.

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Balance Sheet

(In thousands)

(Unaudited)

	June 30, 2003	December 31, 2002
Assets

Properties	$2,490,887	$2,448,081
Less accumulated depreciation	(427,716)	(399,923)

	2,063,171	2,048,158
Other assets and deferred charges, net	299,902	273,853
Notes receivable, less allowance	44,373	44,947
Accounts receivable, less allowance	16,723	14,211
Assets held for sale	—	2,760
Restricted cash and investments	34,064	36,593
Cash and cash equivalents	204,186	274,927

Total	$2,662,419	$2,695,449

Liabilities and Stockholders’ Equity

Mortgage and other debt	$1,482,178	$1,500,955
Accounts payable and accrued expenses	76,409	117,493
Deferred credits and other liabilities	175,680	151,466
Liabilities associated with assets held for sale	—	3,233
Deferred income taxes	315,630	318,970

Total liabilities	2,049,897	2,092,117

Minority interest	—	57,363

Stockholders’ Equity
Common stock, 112,273 and 110,817 shares issued, and 88,626 and 87,170 shares outstanding at June 30, 2003 and December 31, 2002, respectively	1,123	1,108
Paid-in capital	555,235	531,362
Treasury stock, at cost (23,647 shares at June 30, 2003 and December 31, 2002)	(401,082)	(401,082)
Accumulated earnings	457,246	414,581

Total stockholders’ equity	612,522	545,969

Total	$2,662,419	$2,695,449

CATELLUS

DEVELOPMENT CORPORATION

Pro Forma Consolidated Balance Sheet

as of June 30, 2003

(In thousands)

(Unaudited)

	Total	Core Operations	Non-FFO Operations
Assets

Properties, net of accumulated depreciation	$2,063,171	$1,662,761	$400,410
Other assets and deferred charges, net	299,902	195,572	104,330
Notes receivable, less allowance	44,373	5,253	39,120
Accounts receivable, less allowance	16,723	15,255	1,468
Restricted cash and investments	34,064	34,064	—
Cash and cash equivalents	204,186	204,186	—

Total assets	$2,662,419	$2,117,091	$545,328

Liabilities and Stockholders’ Equity

Mortgage and other debt	$1,482,178	$1,463,624	$18,554
Accounts payable and accrued expenses	76,409	57,439	18,970
Deferred credits and other liabilities	175,680	145,320	30,360
Deferred income taxes	315,630	268,668	46,962

Total liabilities	2,049,897	1,935,051	114,846

Stockholders’ Equity	612,522	182,040	430,482

Total liabilities and stockholders’ equity	$2,662,419	$2,117,091	$545,328

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Revenue
Rental revenue	$74,447	$64,725	$148,567	$127,600
Sales revenue	24,900	43,998	32,910	98,692
Management, development and other fees	4,863	1,764	6,947	2,896

	104,210	110,487	188,424	229,188

Costs and expenses
Property operating costs	(20,166)	(17,192)	(39,600)	(32,880)
Cost of sales	(20,281)	(28,167)	(23,253)	(67,252)
Selling, general and administrative expenses	(5,662)	(6,130)	(11,154)	(13,980)
Corporate administrative expenses	(4,505)	(4,362)	(8,904)	(8,464)
Depreciation and amortization	(17,732)	(14,934)	(34,292)	(28,349)

	(68,346)	(70,785)	(117,203)	(150,925)

Operating income	35,864	39,702	71,221	78,263

Other income
Equity in earnings of operating joint ventures, net	2,136	2,324	4,659	5,845
Equity in earnings of development joint ventures, net	5,427	8,177	9,281	15,624
Gain on non-strategic asset sales	1,478	7,059	7,357	6,821
Interest income	1,796	2,556	3,713	5,145
Other	792	41	1,949	8,166

	11,629	20,157	26,959	41,601

Other expenses
Interest expense	(17,149)	(13,898)	(33,941)	(26,442)
REIT transition costs	(1,805)	—	(3,363)	—
Other	(196)	(752)	(196)	(1,445)

	(19,150)	(14,650)	(37,500)	(27,887)

Income before minority interests, income taxes, and discontinued operations	28,343	45,209	60,680	91,977
Minority interests	—	(1,526)	—	(3,053)

Income before income taxes and discontinued operations	28,343	43,683	60,680	88,924
Income tax expense	(10,846)	(17,565)	(22,585)	(35,762)

Income from continuing operations	17,497	26,118	38,095	53,162

Discontinued operations, net of income tax:
Gain from disposal of discontinued operations	1,780	7,550	4,419	12,055
Income (loss) from discontinued operations	(23)	(29)	151	(94)

Net gain from discontinued operations	1,757	7,521	4,570	11,961

Net income	$19,254	$33,639	$42,665	$65,123

Income per share from continuing operations
Basic	$0.20	$0.30	$0.44	$0.61

Assuming dilution	$0.19	$0.29	$0.42	$0.59

Income per share from discontinued operations
Basic	$0.02	$0.09	$0.05	$0.14

Assuming dilution	$0.02	$0.08	$0.05	$0.14

Net income per share
Basic	$0.22	$0.39	$0.49	$0.75

Assuming dilution	$0.21	$0.37	$0.47	$0.73

Average number of common shares outstanding—basic	87,730	86,976	87,493	86,815

Average number of common shares outstanding—diluted	90,756	89,864	90,375	89,508

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended 06/30/03	Six Months Ended 06/30/02
Cash flows from operating activities:
Net income	$42,665	$65,123
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	34,292	28,349
Deferred income taxes	274	16,663
Deferred gain recognized	(3,504)	(14,255)
Amortization of deferred loan fees and other costs	2,212	3,398
Equity in earnings of joint ventures	(13,940)	(21,469)
Operating distributions from joint ventures	14,838	62,098
Gain on sale of investment property	(7,365)	(20,165)
Cost of development property sold	34,640	59,621
Capital expenditures for development properties	(45,047)	(28,038)
Other, net	(2,948)	10,227
Changes in deferred credits and other liabilities	31,671	8,660
Changes in other operating assets and liabilities	(28,238)	(11,008)

Net cash provided by operating activities	59,550	159,204

Cash flows from investing activities:
Proceeds from sale of investment property	27,800	25,011
Capital expenditures for investment property	(149,364)	(179,519)
Reimbursable construction costs	(11,629)	(30,382)
Distributions from joint ventures	8,601	—
Contributions to joint ventures	(5,287)	(9,180)
Restricted cash	2,529	(18,594)

Net cash used for investing activities	(127,350)	(212,664)

Cash flows from financing activities:
Borrowings	11,339	165,319
Repayment of borrowings	(28,168)	(124,103)
Distributions to minority partners	(4,551)	(4,540)
Proceeds from issuance of common stock	18,439	8,395

Net cash (used for) provided by financing activities	(2,941)	45,071

Net decrease in cash and cash equivalents	(70,741)	(8,389)
Cash and cash equivalents at beginning of period	274,927	222,695

Cash and cash equivalents at end of period	$204,186	$214,306

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest (net of amount capitalized)	$31,850	$27,215
Income taxes	$40,547	$16,692

Non-cash financing activities:
Debt forgiveness—property reconveyance	$(5,095)	$—

CATELLUS

DEVELOPMENT CORPORATION

FAS 144 Reconciliation for the Three Months Ended June 30, 2003

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2003
	GAAP	Discontinued Operations	Pre FAS 144
Revenue
Rental revenue	$74,447	$8	$74,455
Sales revenue	24,900	3,800	28,700
Management, development and other fees	4,863	—	4,863

	104,210	3,808	108,018

Costs and expenses
Property operating costs	(20,166)	(25)	(20,191)
Cost of sales	(20,281)	(833)	(21,114)
Selling, general and administrative expenses	(5,662)	—	(5,662)
Corporate administrative costs	(4,505)	—	(4,505)
Depreciation and amortization	(17,732)	(6)	(17,738)

	(68,346)	(864)	(69,210)

Operating Income	35,864	2,944	38,808

Other income
Equity in earnings of operating joint ventures, net	2,136	—	2,136
Equity in earnings of development joint ventures, net	5,427	—	5,427
Gain on non-strategic asset sales	1,478	—	1,478
Interest income	1,796	—	1,796
Other	792	—	792

	11,629	—	11,629

Other expenses
Interest expense	(17,149)	(15)	(17,164)
REIT transition costs	(1,805)	—	(1,805)
Other	(196)	—	(196)

	(19,150)	(15)	(19,165)

Income before income taxes and discontinued operations	28,343	2,929	31,272
Income tax	(10,846)	(1,172)	(12,018)

Income from continuing operations	17,497	1,757	19,254

Discontinued operations, net of tax:
Gain from disposal of discontinued operations	1,780	(1,780)	—
Loss from discontinued operations	(23)	23	—

Gain from discontinued operations	1,757	(1,757)	—

Net income	$19,254	$—	$19,254

Net income per share
Basic	$0.22

Assuming dilution	$0.21

Average number of common shares outstanding—basic	87,730

Average number of common shares outstanding—diluted	90,756

CATELLUS

DEVELOPMENT CORPORATION

FAS 144 Reconciliation for the Six Months Ended June 30, 2003

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30, 2003
	GAAP	Discontinued Operations	Pre FAS 144
Revenue
Rental revenue	$148,567	$616	$149,183
Sales revenue	32,910	28,202	61,112
Management, development and other fees	6,947	—	6,947

	188,424	28,818	217,242

Costs and expenses
Property operating costs	(39,600)	(180)	(39,780)
Cost of sales	(23,253)	(20,837)	(44,090)
Selling, general and administrative expenses	(11,154)	—	(11,154)
Corporate administrative costs	(8,904)	—	(8,904)
Depreciation and amortization	(34,292)	(145)	(34,437)

	(117,203)	(21,162)	(138,365)

Operating Income	71,221	7,656	78,877

Other income
Equity in earnings of operating joint ventures, net	4,659	—	4,659
Equity in earnings of development joint ventures, net	9,281	—	9,281
Gain on non-strategic asset sales	7,357	—	7,357
Interest income	3,713	5	3,718
Other	1,949	—	1,949

	26,959	5	26,964

Other expenses
Interest expense	(33,941)	(44)	(33,985)
REIT transition costs	(3,363)	—	(3,363)
Other	(196)	—	(196)

	(37,500)	(44)	(37,544)

Income before income taxes and discontinued operations	60,680	7,617	68,297
Income tax	(22,585)	(3,047)	(25,632)

Income from continuing operations	38,095	4,570	42,665

Discontinued operations, net of tax:
Gain from disposal of discontinued operations	4,419	(4,419)	—
Income from discontinued operations	151	(151)	—

Gain from discontinued operations	4,570	(4,570)	—

Net income	$42,665	$—	$42,665

Net income per share
Basic	$0.49

Assuming dilution	$0.47

Average number of common shares outstanding—basic	87,493

Average number of common shares outstanding—diluted	90,375

CATELLUS

DEVELOPMENT CORPORATION

FAS 144 Reconciliation for the Three Months Ended June 30, 2002

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2002
	GAAP	Discontinued Operations	Pre FAS 144
Revenue
Rental revenue	$64,725	$554	$65,279
Sales revenue	43,998	16,286	60,284
Management, development and other fees	1,764	—	1,764

	110,487	16,840	127,327

Costs and expenses
Property operating costs	(17,192)	(199)	(17,391)
Cost of sales	(28,167)	(3,657)	(31,824)
Selling, general and administrative expenses	(6,130)	—	(6,130)
Corporate administrative costs	(4,362)	—	(4,362)
Depreciation and amortization	(14,934)	(121)	(15,055)

	(70,785)	(3,977)	(74,762)

Operating Income	39,702	12,863	52,565

Other income
Equity in earnings of operating joint ventures, net	2,324	—	2,324
Equity in earnings of development joint ventures, net	8,177	—	8,177
Gain on non-strategic asset sales	7,059	—	7,059
Interest income	2,556	—	2,556
Other	41	—	41

	20,157	—	20,157

Other expenses
Interest expense	(13,898)	(283)	(14,181)
REIT transition costs	—	—	—
Other	(752)	—	(752)

	(14,650)	(283)	(14,933)

Income before minority interests, income taxes and discontinued operations	45,209	12,580	57,789
Minority interests	(1,526)	—	(1,526)

Income before income taxes and discontinued operations	43,683	12,580	56,263
Income tax	(17,565)	(5,059)	(22,624)

Income from continuing operations	26,118	7,521	33,639

Discontinued operations, net of tax:
Gain from disposal of discontinued operations	7,550	(7,550)	—
Loss from discontinued operations	(29)	29	—

Gain from discontinued operations	7,521	(7,521)	—

Net income	$33,639	$—	$33,639

Net income per share
Basic	$0.39

Assuming dilution	$0.37

Average number of common shares outstanding—basic	86,976

Average number of common shares outstanding—diluted	89,864

CATELLUS

DEVELOPMENT CORPORATION

FAS 144 Reconciliation for the Six Months Ended June 30, 2002

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30, 2002
	GAAP	Discontinued Operations	Pre FAS 144
Revenue
Rental revenue	$127,600	$959	$128,559
Sales revenue	98,692	25,597	124,289
Management, development and other fees	2,896	—	2,896

	229,188	26,556	255,744

Costs and expenses
Property operating costs	(32,880)	(319)	(33,199)
Cost of sales	(67,252)	(5,432)	(72,684)
Selling, general and administrative expenses	(13,980)	—	(13,980)
Corporate administrative costs	(8,464)	—	(8,464)
Depreciation and amortization	(28,349)	(257)	(28,606)

	(150,925)	(6,008)	(156,933)

Operating Income	78,263	20,548	98,811

Other income
Equity in earnings of operating joint ventures, net	5,845	—	5,845
Equity in earnings of development joint ventures, net	15,624	—	15,624
Gain on non-strategic asset sales	6,821	—	6,821
Interest income	5,145	—	5,145
Other	8,166	—	8,166

	41,601	—	41,601

Other expenses
Interest expense	(26,442)	(541)	(26,983)
REIT transition costs	—	—	—
Other	(1,445)	—	(1,445)

	(27,887)	(541)	(28,428)

Income before minority interests, income taxes and discontinued operations	91,977	20,007	111,984
Minority interests	(3,053)	—	(3,053)

Income before income taxes and discontinued operations	88,924	20,007	108,931
Income tax	(35,762)	(8,046)	(43,808)

Income from continuing operations	53,162	11,961	65,123

Discontinued operations, net of tax:
Gain from disposal of discontinued operations	12,055	(12,055)	—
Loss from discontinued operations	(94)	94	—

Gain from discontinued operations	11,961	(11,961)	—

Net income	$65,123	$—	$65,123

Net income per share
Basic	$0.75

Assuming dilution	$0.73

Average number of common shares outstanding—basic	86,815

Average number of common shares outstanding—diluted	89,508

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Modified Funds From Operations

(In thousands, except per share data)

(Unaudited)

See page 39 for definition of Modified FFO

	Three Months Ended June 30, 2003
	Reconciliation of GAAP and Pro Forma Consolidated Statements of Operations			REIT Operating Structure
	Q2 2003 Actual	Adjustments	Consolidated REIT	Core Operations	Non-FFO Operations	Consolidated REIT
Revenue
Rental revenue	$74,447	$—	$74,447	$74,447	$—	$74,447
Sales revenue	24,900	—	24,900	24,310	590	24,900
Management, development and other fees	4,863	—	4,863	3,075	1,788	4,863

	104,210	—	104,210	101,832	2,378	104,210

Cost and expenses
Property operating costs	(20,166)	—	(20,166)	(20,166)	—	(20,166)
Cost of sales	(20,281)	—	(20,281)	(19,947)	(334)	(20,281)
Selling, general and administrative expenses	(5,662)	—	(5,662)	(3,060)	(2,602)	(5,662)
Corporate administrative costs	(4,505)	—	(4,505)	(3,942)	(563)	(4,505)
Depreciation and amortization	(17,732)	—	(17,732)	(17,478)	(254)	(17,732)

	(68,346)	—	(68,346)	(64,593)	(3,753)	(68,346)

Operating income	35,864	—	35,864	37,239	(1,375)	35,864

Other income
Equity in earnings of operating joint ventures, net	2,136	—	2,136	2,136	—	2,136
Equity in earnings of development joint ventures, net	5,427	—	5,427	—	5,427	5,427
Gain on non-strategic asset sales	1,478	—	1,478	—	1,478	1,478
Interest income	1,796		1,796	700	1,096	1,796
Other	792	—	792	858	(66)	792

	11,629	—	11,629	3,694	7,935	11,629

Interest expense	(17,149)	—	(17,149)	(17,149)	—	(17,149)
REIT transition costs	(1,805)	—	(1,805)	—	(1,805)	(1,805)
Other	(196)	—	(196)	(333)	137	(196)

	(19,150)	—	(19,150)	(17,482)	(1,668)	(19,150)

Income before income taxes	28,343	—	28,343	23,451	4,892	28,343
Income tax expense	(10,846)	6,719	(4,127)	(2,170)	(1,957)	(4,127)

Income from continuing operations	17,497	6,719	24,216	21,281	2,935	24,216

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	1,780	1,187	2,967	$2,967	—	2,967
Loss from discontinued operations	(23)	(15)	(38)	(38)	—	(38)

Gain from discontinued operations	1,757	1,172	2,929	2,929	—	2,929

Net income	$19,254	$7,891	$27,145	$24,210	$2,935	$27,145

Add depreciation	17,148
Less gain on property sales	(3,065)

NAREIT defined FFO	33,337
Hypothetical tax savings	7,891
Non-FFO operations	(2,935)

Modified FFO	$38,293

Modified FFO per share
Basic	$0.44

Assuming dilution	$0.42

Average number of common shares outstanding-basic	87,730
Average number of common shares outstanding-diluted	90,756

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Modified Funds From Operations

(In thousands, except per share data)

(Unaudited)

See page 39 for definition of Modified FFO

	Six Months Ended June 30, 2003
	Reconciliation of GAAP and Pro Forma Consolidated Statements of Operations			REIT Operating Structure
	YTD 2003 Actual	Adjustments	Consolidated REIT	Core Operations	Non-FFO Operations	Consolidated REIT
Revenue
Rental revenue	$148,567	$—	$148,567	$148,567	$—	$148,567
Sales revenue	32,910	—	32,910	28,308	4,602	32,910
Management, development and other fees	6,947	—	6,947	3,904	3,043	6,947

	188,424	—	188,424	180,779	7,645	188,424

Cost and expenses
Property operating costs	(39,600)		(39,600)	(39,600)	—	(39,600)
Cost of sales	(23,253)		(23,253)	(22,288)	(965)	(23,253)
Selling, general and administrative expenses	(11,154)	—	(11,154)	(5,967)	(5,187)	(11,154)
Corporate administrative costs	(8,904)	—	(8,904)	(7,791)	(1,113)	(8,904)
Depreciation and amortization	(34,292)	—	(34,292)	(33,742)	(550)	(34,292)

	(117,203)	—	(117,203)	(109,388)	(7,815)	(117,203)

Operating income	71,221	—	71,221	71,391	(170)	71,221

Other income
Equity in earnings of operating joint ventures, net	4,659	—	4,659	4,659	—	4,659
Equity in earnings of development joint ventures, net	9,281	—	9,281	—	9,281	9,281
Gain on non-strategic asset sales	7,357	—	7,357	—	7,357	7,357
Interest income	3,713		3,713	1,507	2,206	3,713
Other	1,949	—	1,949	1,949	—	1,949

	26,959	—	26,959	8,115	18,844	26,959

Interest expense	(33,941)	—	(33,941)	(33,941)	—	(33,941)
REIT transition costs	(3,363)	—	(3,363)	—	(3,363)	(3,363)
Other	(196)	—	(196)	(333)	137	(196)

	(37,500)	—	(37,500)	(34,274)	(3,226)	(37,500)

Income before income taxes	60,680	—	60,680	45,232	15,448	60,680
Income tax expense	(22,585)	14,059	(8,526)	(2,347)	(6,179)	(8,526)

Income from continuing operations	38,095	14,059	52,154	42,885	9,269	52,154

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	4,419	2,946	7,365	7,365	—	7,365
Income from discontinued operations	151	101	252	252	—	252

Gain from discontinued operations	4,570	3,047	7,617	7,617	—	7,617

Net income	$42,665	$17,106	$59,771	$50,502	$9,269	$59,771

Add depreciation	33,913
Less gain on property sales	(7,453)

NAREIT defined FFO	69,125
Hypothetical tax savings	17,106
Non-FFO operations	(9,269)

Modified FFO	$76,962

Modified FFO per share
Basic	$0.88

Assuming dilution	$0.85

Average number of common shares outstanding-basic	87,493
Average number of common shares outstanding-diluted	90,375

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Modified Funds From Operations

(In thousands, except per share data)

(Unaudited)

See page 39 for definition of Modified FFO

	Three Months Ended June 30, 2002
	Reconciliation of GAAP and Pro Forma Consolidated Statements of Operations			REIT Operating Structure
	Q2 2003 Actual	Adjustments	Consolidated REIT	Core Operations	Non-FFO Operations	Consolidated REIT
Revenue
Rental revenue	$64,725	$—	$64,725	$64,725	$—	$64,725
Sales revenue	43,998	—	43,998	22,259	21,739	43,998
Management, development and other fees	1,764	—	1,764	1,140	624	1,764

	110,487	—	110,487	88,124	22,363	110,487

Cost and expenses
Property operating costs	(17,192)	—	(17,192)	(17,192)	—	(17,192)
Cost of sales	(28,167)	—	(28,167)	(17,693)	(10,474)	(28,167)
Selling, general and administrative expenses	(6,130)	—	(6,130)	(2,710)	(3,420)	(6,130)
Corporate administrative costs	(4,362)	—	(4,362)	(3,817)	(545)	(4,362)
Depreciation and amortization	(14,934)	—	(14,934)	(14,634)	(300)	(14,934)

	(70,785)	—	(70,785)	(56,046)	(14,739)	(70,785)

Operating income	39,702	—	39,702	32,078	7,624	39,702

Other income
Equity in earnings of operating joint ventures, net	2,324	—	2,324	2,324	—	2,324
Equity in earnings of development joint ventures, net	8,177	—	8,177	—	8,177	8,177
Gain on non-strategic asset sales	7,059	—	7,059	—	7,059	7,059
Interest income	2,556		2,556	1,112	1,444	2,556
Other	41	—	41	(71)	112	41

	20,157	—	20,157	3,365	16,792	20,157

Interest expense	(13,898)	—	(13,898)	(13,898)	—	(13,898)
REIT transition costs	—	—	—	—	—	—
Other	(752)	—	(752)	(893)	141	(752)

	(14,650)	—	(14,650)	(14,791)	141	(14,650)

Income before minority interest and income taxes	45,209	—	45,209	20,652	24,557	45,209
Minority Interest	(1,526)	—	(1,526)	(1,526)	—	(1,526)
Income tax expense	(17,565)	7,394	(10,171)	(348)	(9,823)	(10,171)

Income from continuing operations	26,118	7,394	33,512	18,778	14,734	33,512

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	7,550	5,052	12,602	12,602	—	12,602
Loss from discontinued operations	(29)	(19)	(48)	(48)	—	(48)

Gain from discontinued operations	7,521	5,033	12,554	12,554	—	12,554

Net income	$33,639	$12,427	$46,066	$31,332	$14,734	$46,066

Add depreciation	15,180
Less gain on property sales	(14,897)

NAREIT defined FFO	33,922
Hypothetical tax savings	12,427
Non-FFO operations	(14,734)

Modified FFO	$31,615

Modified FFO per share
Basic	$0.36

Assuming dilution	$0.35

Average number of common shares outstanding-basic	86,976
Average number of common shares outstanding-diluted	89,864

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Modified Funds From Operations

(In thousands, except per share data)

(Unaudited)

See page 39 for definition of Modified FFO

	Six Months Ended June 30, 2002
	Reconciliation of GAAP and Pro Forma Consolidated Statements of Operations			REIT Operating Structure
	YTD 2002 Actual	Adjustments	Consolidated REIT	Core Operations	Non-FFO Operations	Consolidated REIT
Revenue
Rental revenue	$127,600	$—	$127,600	$127,600	$—	$127,600
Sales revenue	98,692	—	98,692	48,497	50,195	98,692
Management, development and other fees	2,896	—	2,896	1,714	1,182	2,896

	229,188	—	229,188	177,811	51,377	229,188

Cost and expenses
Property operating costs	(32,880)	—	(32,880)	(32,880)	—	(32,880)
Cost of sales	(67,252)	—	(67,252)	(41,532)	(25,720)	(67,252)
Selling, general and administrative expenses	(13,980)	—	(13,980)	(4,795)	(9,185)	(13,980)
Corporate administrative costs	(8,464)	—	(8,464)	(7,406)	(1,058)	(8,464)
Depreciation and amortization	(28,349)	—	(28,349)	(27,716)	(633)	(28,349)

	(150,925)	—	(150,925)	(114,329)	(36,596)	(150,925)

Operating income	78,263	—	78,263	63,482	14,781	78,263

Other income
Equity in earnings of operating joint ventures, net	5,845	—	5,845	5,845	—	5,845
Equity in earnings of development joint ventures, net	15,624	—	15,624	—	15,624	15,624
Gain on non-strategic asset sales	6,821	—	6,821	—	6,821	6,821
Interest income	5,145		5,145	2,269	2,876	5,145
Other	8,166	—	8,166	7,981	185	8,166

	41,601	—	41,601	16,095	25,506	41,601

Interest expense	(26,442)	—	(26,442)	(26,442)	—	(26,442)
REIT transition costs	—	—	—	—	—	—
Other	(1,445)	—	(1,445)	(1,584)	139	(1,445)

	(27,887)	—	(27,887)	(28,026)	139	(27,887)

Income before minority interest and income taxes	91,977	—	91,977	51,551	40,426	91,977
Minority Interest	(3,053)	—	(3,053)	(3,053)	—	(3,053)
Income tax expense	(35,762)	18,331	(17,431)	(1,260)	(16,171)	(17,431)

Income from continuing operations	53,162	18,331	71,493	47,238	24,255	71,493

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	12,055	8,066	20,121	20,121	—	20,121
Loss from discontinued operations	(94)	(63)	(157)	(157)	—	(157)

Gain from discontinued operations	11,961	8,003	19,964	19,964	—	19,964

Net income	$65,123	$26,334	$91,457	$67,202	$24,255	$91,457

Add depreciation	28,692
Less gain on property sales	(22,312)

NAREIT defined FFO	71,503
Hypothetical tax savings	26,334
Non-FFO operations	(24,255)

Modified FFO	$73,582

Modified FFO per share
Basic	$0.85

Assuming dilution	$0.82

Average number of common shares outstanding-basic	86,815
Average number of common shares outstanding-diluted	89,508

CATELLUS

DEVELOPMENT CORPORATION

Balance Sheet Detail and Fully Diluted Shares Outstanding

As of June 30, 2003

(In thousands, except share data)

Balance Sheet Description:	Source for Supplemental Information		June 30, 2003 Book Value
Assets
Rental properties	(Full quarter NOI of $54,444 see page 26)		$1,826,506
Investments in operating joint ventures	(equity in earnings of $2,136 for Q2 2003, see page 26)		(18,129)

Total rental properties			1,808,377

Development properties	} (see further detail on page 22)		503,977
Work-in-process			73,426
Investments in development joint ventures			60,317
Other property assets			44,790
Less accumulated depreciation			(427,716)

Total properties			2,063,171

Other assets and deferred charges, net			299,902
includes:
Debt issuance costs and loan fees		$10,924
Straight line rent asset		$31,332
Prepaid leasing commissions		$42,598
Notes receivable			44,373
Accounts receivable			16,723
Restricted cash and investments			34,064
Cash and cash equivalents			204,186

Total Assets			$2,662,419

Liabilities
Income property debt	} (see further detail on page 16)		$1,269,594
Construction debt			83,604
Land development, infrastructure, and other debt			128,980

Total mortgage and other debt			1,482,178

Accounts payable and accrued expenses			76,409
Deferred credits and other liabilities			175,680
includes:
Cisco prepaid rent		$97,873

Deferred income taxes			315,630

Total Liabilities			$2,049,897

Stockholders’ Equity
Total stockholders’ equity			612,522

Total Liabilities and Stockholders’ Equity			$2,662,419

Calculation of fully diluted shares outstanding
Shares issued			112,272,950
Treasury shares			(23,647,113)

Shares issued and outstanding			88,625,837
Total options in the money	End of quarter (non-GAAP)	6,771,689
Stock Price @ quarter end		22.000
Average option strike price per share	End of quarter (non-GAAP)	13.802
Dilutive effect (using treasury method)			2,523,378
Director stock units—fully dilutive			110,255

Fully diluted shares outstanding at quarter end			91,259,470

CATELLUS

DEVELOPMENT CORPORATION

Debt Analysis

As of June 30, 2003

(In thousands)

	Total Outstanding Debt	Percentage of Total	2003	2004	2005	2006	2007	Thereafter
Income Property Debt
Fixed rate mortgage loans	$1,066,579	71.96%	$12,951	$19,490	$18,789	$155,138	$22,917	$837,294
Floating rate mortgage loans	203,015	13.70%	55,939	3,798	118,436	24,842	—	—

Subtotal Income Property Debt	$1,269,594	85.66%	$68,890	$23,288	$137,225	$179,980	$22,917	$837,294

Construction Debt
Subtotal Construction Debt	$83,604	5.64%	$60,848	$19,929	$2,827	$—	$—	$—

Land Development, Infrastructure and Other Debt
Land acquisition and development loans	20,358	1.37%	3,517	4,040	4,039	25	25	8,712
Assessment district bonds	100,148	6.76%	780	1,502	1,717	2,017	2,286	91,846
Other	8,474	0.57%	306	539	569	594	470	5,996

Subtotal Land Development, Infrastructure and Other Debt	$128,980	8.70%	$4,603	$6,081	$6,325	$2,636	$2,781	$106,554

Total Mortgage and other debt	$1,482,178	100.00%	$134,341	$49,298	$146,377	$182,616	$25,698	$943,848

Floating and fixed rate debt analysis

	% of Total Debt	Weighted Avg. Int. Rate	Weighted Avg. Coupon	Weighted Avg. Maturity (years)
Floating	26.62%	3.11%	2.88%	4.40
Fixed	73.38%	7.01%	6.73%	7.09

Total	100.00%	5.97%	5.71%	6.37

CATELLUS

DEVELOPMENT CORPORATION

Capital Expenditures

For the Six Months ended June 30, 2003

(In thousands)

Capital expenditures reflected in the statement of cash flows include the following:

Capital expenditures from operating activities(1)
Capital expenditures for development properties	$20,041
Predevelopment	880
Infrastructure and other	11,046
Residential property acquisitions	11,221
Capitalized interest	1,730
Capitalized property tax	129

Total capital expenditures in operating activities	45,047

Capital expenditures from investing activities(2)
Construction	39,266
Asset management and building improvements	3,789
Predevelopment	3,543
Infrastructure and other	12,031
Commercial property acquisitions(3)	78,672
Other property acquisitions	357
Tenant improvements	3,531
Capitalized interest	6,773
Capitalized property tax	1,402

Capital expenditures for investment properties	149,364
Contribution to joint ventures	5,287

Total capital expenditures in investing activities	154,651

Total capital expenditures(4)	$199,698

Capital expenditures for the rental portfolio included above:
Tenant improvements	$3,531
Lease commissions—2nd generation	2,840
Building improvements	3,789

Total	$10,160

(1)	This category primarily includes capital expenditures for properties we intend to build and sell.
(2)	This category primarily includes capital expenditures for properties we intend to hold for our own account.
(3)	In January 2003, we acquired the 10% minority interest owned by other investors in a subsidiary for cash of $60.7 million.
The acquisition was accounted for based on the purchase method of accounting.
(4)	Total capital expenditures include capitalized general and administrative expenses of $6.1 million, net of reimbursements of $0.3 million, and capitalized interest of $8.5 million, net of reimbursements of $1.2 million.

CATELLUS

DEVELOPMENT CORPORATION

Net Income by Segment

(In thousands, except per share data)

	For the Three Months Ended June 30, 2003
	Asset Management	Suburban		Urban	Corporate	Pre FAS 144	Discontinued Operations	GAAP
		Commercial	Residential
Revenue
Rental revenue	$74,455	$—	$—	$—	$—	$74,455	$(8)	$74,447
Sales revenue	4,390	24,310	—	—	—	28,700	(3,800)	24,900
Management, development and other fees	18	3,057	175	1,613	—	4,863	—	4,863

	78,863	27,367	175	1,613	—	108,018	(3,808)	104,210

Costs and expenses
Property operating costs	(20,191)	—	—	—	—	(20,191)	25	(20,166)
Cost of sales	(929)	(20,045)	(140)	—	—	(21,114)	833	(20,281)
Selling, general and administrative expenses	(285)	(2,775)	(866)	(1,736)	—	(5,662)	—	(5,662)
Corporate administrative costs	—	—	—	—	(4,505)	(4,505)	—	(4,505)
Depreciation and amortization	(16,815)	(96)	(29)	(221)	(577)	(17,738)	6	(17,732)

	(38,220)	(22,916)	(1,035)	(1,957)	(5,082)	(69,210)	864	(68,346)

Operating Income	40,643	4,451	(860)	(344)	(5,082)	38,808	(2,944)	35,864

Other income
Equity in earnings of operating joint ventures, net	2,136	—	—	—	—	2,136	—	2,136
Equity in earnings of development joint ventures, net	—	—	5,427	—	—	5,427	—	5,427
Gain on non-strategic asset sales	1,478	—	—	—	—	1,478	—	1,478
Interest income	401	151	676	420	148	1,796	—	1,796
Other	91	31	—	(66)	736	792	—	792

	4,106	182	6,103	354	884	11,629	—	11,629

Other expenses
Interest expense	(21,439)	—	—	—	4,275	(17,164)	15	(17,149)
REIT transition costs	—	—	—	—	(1,805)	(1,805)	—	(1,805)
Other	(31)	(143)	(1)	138	(159)	(196)	—	(196)

	(21,470)	(143)	(1)	138	2,311	(19,165)	15	(19,150)

Income (loss) before income taxes and discontinued operations	23,279	4,490	5,242	148	(1,887)	31,272	(2,929)	28,343
Income tax	(8,983)	(1,685)	(2,020)	(52)	722	(12,018)	1,172	(10,846)

Income (loss) from continuing operations	14,296	2,805	3,222	96	(1,165)	19,254	(1,757)	17,497

Discontinued operations, net of tax:
Gain from disposal of discontinued operations	—	—	—	—	—	—	1,780	1,780
Loss from discontinued operations	—	—	—	—	—	—	(23)	(23)

Gain from discontinued operations	—	—	—	—	—	—	1,757	1,757

Net Income (loss)	$14,296	$2,805	$3,222	$96	$(1,165)	$19,254	$—	$19,254

Net income per share
Basic								$0.22
Assuming dilution								$0.21

Average number of common shares outstanding—basic								87,730
Average number of common shares outstanding—diluted								90,756

CATELLUS

DEVELOPMENT CORPORATION

Net Income by Segment

(In thousands, except per share data)

	For the Three Months Ended June 30, 2002
	Asset Management	Suburban		Urban	Corporate	Pre FAS 144	Discontinued Operations	GAAP
		Commercial	Residential
Revenue
Rental revenue	$65,279	$—	$—	$—	$—	$65,279	$(554)	$64,725
Sales revenue	25,360	14,752	20,172	—	—	60,284	(16,286)	43,998
Management, development and other fees	26	1,114	169	455	—	1,764	—	1,764

	90,665	15,866	20,341	455	—	127,327	(16,840)	110,487

Costs and expenses
Property operating costs	(17,391)	—	—	—	—	(17,391)	199	(17,192)
Cost of sales	(9,417)	(12,481)	(9,760)	—	(166)	(31,824)	3,657	(28,167)
Selling, general and administrative expenses	(574)	(2,136)	(1,598)	(1,822)	—	(6,130)	—	(6,130)
Corporate administrative costs	—	—	—	—	(4,362)	(4,362)	—	(4,362)
Depreciation and amortization	(14,299)	(121)	(36)	(226)	(373)	(15,055)	121	(14,934)

	(41,681)	(14,738)	(11,394)	(2,048)	(4,901)	(74,762)	3,977	(70,785)

Operating Income	48,984	1,128	8,947	(1,593)	(4,901)	52,565	(12,863)	39,702

Other income
Equity in earnings of operating joint ventures, net	2,324	—	—	—	—	2,324	—	2,324
Equity in earnings of development joint ventures, net	—	—	9,597	—	(1,420)	8,177	—	8,177
Gain on non-strategic asset sales	7,059	—	—	—	—	7,059	—	7,059
Interest income	671	386	1,440	4	55	2,556	—	2,556
Other	20	(91)	201	(73)	(16)	41	—	41

	10,074	295	11,238	(69)	(1,381)	20,157	—	20,157

Other expenses
Interest expense	(19,135)	—	—	5	4,949	(14,181)	283	(13,898)
REIT transition costs	—	—	—	—	—	—	—	—
Other	(64)	(590)	96	142	(336)	(752)	—	(752)

	(19,199)	(590)	96	147	4,613	(14,933)	283	(14,650)

Income (loss) before minority interests, income taxes and discontinued operations	39,859	833	20,281	(1,515)	(1,669)	57,789	(12,580)	45,209
Minority interests	(1,526)	—	—	—	—	(1,526)	—	(1,526)

Income (loss) before income taxes and discontinued operations	38,333	833	20,281	(1,515)	(1,669)	56,263	(12,580)	43,683
Income tax	(15,416)	(334)	(8,154)	609	671	(22,624)	5,059	(17,565)

Income (loss) from continuing operations	22,917	499	12,127	(906)	(998)	33,639	(7,521)	26,118

Discontinued operations, net of tax:
Gain from disposal of discontinued operations	—	—	—	—	—	—	7,550	7,550
Loss from discontinued operations	—	—	—	—	—	—	(29)	(29)

Gain from discontinued operations	—	—	—	—	—	—	7,521	7,521

Net income (loss)	$22,917	$499	$12,127	$(906)	$(998)	$33,639	$—	$33,639

Net income per share
Basic								$0.39
Assuming dilution								$0.37
Average number of common shares outstanding—basic								86,976
Average number of common shares outstanding—diluted								89,864

CATELLUS

DEVELOPMENT CORPORATION

Net Income by Segment

(In thousands, except per share data)

	For the Six Months Ended June 30, 2003
	Asset Management	Suburban		Urban	Corporate	Pre FAS 144	Discontinued Operations	GAAP
		Commercial	Residential
Revenue
Rental revenue	$149,183	$—	$—	$—	$—	$149,183	$(616)	$148,567
Sales revenue	29,339	28,308	3,465	—	—	61,112	(28,202)	32,910
Management, development and other fees	23	3,881	269	2,774	—	6,947	—	6,947

	178,545	32,189	3,734	2,774	—	217,242	(28,818)	188,424

Costs and expenses
Property operating costs	(39,780)	—	—	—	—	(39,780)	180	(39,600)
Cost of sales	(21,123)	(22,376)	(591)	—	—	(44,090)	20,837	(23,253)
Selling, general and administrative expenses	(565)	(5,402)	(1,648)	(3,539)	—	(11,154)	—	(11,154)
Corporate administrative costs	—	—	—	—	(8,904)	(8,904)	—	(8,904)
Depreciation and amortization	(32,646)	(96)	(59)	(487)	(1,149)	(34,437)	145	(34,292)

	(94,114)	(27,874)	(2,298)	(4,026)	(10,053)	(138,365)	21,162	(117,203)

Operating Income	84,431	4,315	1,436	(1,252)	(10,053)	78,877	(7,656)	71,221

Other income
Equity in earnings of operating joint ventures, net	4,659	—	—	—	—	4,659	—	4,659
Equity in earnings of development joint ventures, net	—	—	9,281	—	—	9,281	—	9,281
Gain on non-strategic asset sales	7,357	—	—	—	—	7,357	—	7,357
Interest income	812	305	1,563	643	395	3,718	(5)	3,713
Other	1,161	50	—	—	738	1,949	—	1,949

	13,989	355	10,844	643	1,133	26,964	(5)	26,959

Other expenses
Interest expense	(42,693)	—	—	—	8,708	(33,985)	44	(33,941)
REIT transition costs	—	—	—	—	(3,363)	(3,363)	—	(3,363)
Other	(31)	(143)	(1)	138	(159)	(196)	—	(196)

	(42,724)	(143)	(1)	138	5,186	(37,544)	44	(37,500)

Income (loss) before income taxes and discontinued operations	55,696	4,527	12,279	(471)	(3,734)	68,297	(7,617)	60,680
Income tax	(20,902)	(1,699)	(4,608)	176	1,401	(25,632)	3,047	(22,585)

Income (loss) from continuing operations	34,794	2,828	7,671	(295)	(2,333)	42,665	(4,570)	38,095

Discontinued operations, net of tax:
Gain from disposal of discontinued operations	—	—	—	—	—	—	4,419	4,419
Income from discontinued operations	—	—	—	—	—	—	151	151

Gain from discontinued operations	—	—	—	—	—	—	4,570	4,570

Net income (loss)	$34,794	$2,828	$7,671	$(295)	$(2,333)	$42,665	$—	$42,665

Net income per share
Basic								$0.49
Assuming dilution								$0.47
Average number of common shares outstanding—basic								87,493
Average number of common shares outstanding—diluted								90,375

CATELLUS

DEVELOPMENT CORPORATION

Net Income by Segment

(In thousands, except per share data)

	For the Six Months Ended June 30, 2002
	Asset Management	Suburban		Urban	Corporate	Pre FAS 144	Discontinued Operations	GAAP
		Commercial	Residential
Revenue
Rental revenue	$128,559	$—	$—	$—	$—	$128,559	$(959)	$127,600
Sales revenue	35,124	40,990	48,175	—	—	124,289	(25,597)	98,692
Management, development and other fees	51	1,663	455	727	—	2,896	—	2,896

	163,734	42,653	48,630	727	—	255,744	(26,556)	229,188

Costs and expenses
Property operating costs	(33,199)	—	—	—	—	(33,199)	319	(32,880)
Cost of sales	(11,454)	(36,216)	(24,498)	—	(516)	(72,684)	5,432	(67,252)
Selling, general and administrative expenses	(710)	(4,085)	(5,766)	(3,419)	—	(13,980)	—	(13,980)
Corporate administrative costs	—	—	—	—	(8,464)	(8,464)	—	(8,464)
Depreciation and amortization	(26,902)	(275)	(73)	(469)	(887)	(28,606)	257	(28,349)

	(72,265)	(40,576)	(30,337)	(3,888)	(9,867)	(156,933)	6,008	(150,925)

Operating Income	91,469	2,077	18,293	(3,161)	(9,867)	98,811	(20,548)	78,263

Other income
Equity in earnings of operating joint ventures, net	5,845	—	—	—	—	5,845	—	5,845
Equity in earnings of development joint ventures, net	—	—	17,557	—	(1,933)	15,624	—	15,624
Gain on non-strategic asset sales	6,821	—	—	—	—	6,821	—	6,821
Interest income	1,344	819	2,866	2	114	5,145	—	5,145
Other	7,332	633	201	—	—	8,166	—	8,166

	21,342	1,452	20,624	2	(1,819)	41,601	—	41,601

Other expenses
Interest expense	(37,883)	—	—	—	10,900	(26,983)	541	(26,442)
REIT transition costs	—	—	—	—	—	—	—	—
Other	(64)	(1,274)	95	142	(344)	(1,445)	—	(1,445)

	(37,947)	(1,274)	95	142	10,556	(28,428)	541	(27,887)

Income (loss) before minority interests, income taxes and discontinued operations	74,864	2,255	39,012	(3,017)	(1,130)	111,984	(20,007)	91,977
Minority interests	(3,053)	—	—	—	—	(3,053)	—	(3,053)

Income (loss) before income taxes and discontinued operations	71,811	2,255	39,012	(3,017)	(1,130)	108,931	(20,007)	88,924
Income tax	(28,880)	(907)	(15,688)	1,213	454	(43,808)	8,046	(35,762)

Income (loss) from continuing operations	42,931	1,348	23,324	(1,804)	(676)	65,123	(11,961)	53,162

Discontinued operations, net of tax:
Gain from disposal of discontinued operations	—	—	—	—	—	—	12,055	12,055
Loss from discontinued operations	—	—	—	—	—	—	(94)	(94)

Gain from discontinued operations	—	—	—	—	—	—	11,961	11,961

Net income (loss)	$42,931	$1,348	$23,324	$(1,804)	$(676)	$65,123	$—	$65,123

Net income per share
Basic								$0.75
Assuming dilution								$0.73
Average number of common shares outstanding—basic								86,815
Average number of common shares outstanding—diluted								89,508

CATELLUS

DEVELOPMENT CORPORATION

Property Book Value by Segment

(In thousands)

(Unaudited)

As of June 30, 2003	Asset Management	Suburban Commercial	Suburban Residential	Urban	Corporate	Total
Rental properties	$1,826,506	$—	$—	$—	$—	$1,826,506
Development properties	—	174,273	54,530	275,174	—	503,977
Work-in-process (see pages 34 and 37)	—	49,434	—	23,992	—	73,426
Investment in development joint ventures	—	1,216	34,815	24,286	—	60,317
Investment in operating joint ventures	(18,129)	—	—	—	—	(18,129)
Furniture and other	5,339	4,785	1,710	1,069	31,887	44,790

Subtotal	1,813,716	229,708	91,055	324,521	31,887	2,490,887
Accumulated depreciation	(393,573)	(4,213)	(1,414)	(8,720)	(19,796)	(427,716)

Total	$1,420,143	$225,495	$89,641	$315,801	$12,091	$2,063,171

Total debt	$1,336,899	$111,501	$—	$25,789	$7,989	$1,482,178

As of December 31, 2002	Asset Management	Suburban Commercial	Suburban Residential	Urban	Corporate	Total
Rental properties	$1,784,997	$—	$—	$—	$—	$1,784,997
Development properties	—	171,924	52,850	279,495	—	504,269
Work-in-process (see pages 34 and 37)	—	49,938	—	16,915	—	66,853
Investment in development joint ventures	—	561	37,917	19,593	—	58,071
Investment in operating joint ventures	(10,920)	—	—	—	—	(10,920)
Furniture and other	5,238	4,485	1,711	1,070	32,307	44,811

Subtotal	1,779,315	226,908	92,478	317,073	32,307	2,448,081
Accumulated depreciation	(367,479)	(4,210)	(1,355)	(8,236)	(18,643)	(399,923)

Total	$1,411,836	$222,698	$91,123	$308,837	$13,664	$2,048,158

Total debt	$1,319,992	$154,296	$—	$18,482	$8,184	$1,500,955

CATELLUS

DEVELOPMENT CORPORATION

Gross Margin on Property Sales

Six Months Ended June 30, 2003

(In thousands)

	Asset Management	Suburban Commercial	Suburban Residential	Urban	Corporate	Pre FAS 144 Subtotal	Less Discontinued Operations	GAAP Total
Buildings
Sales	$28,202	$18,402	$—	$—	$—	$46,604	$(28,202)	$18,402
Cost of sales	(20,837)	(16,455)	—	—	—	(37,292)	20,837	(16,455)

Gain	7,365	1,947	—	—	—	9,312	(7,365)	1,947

Gross margin	26.12%	10.58%	0.00%	0.00%	0.00%	19.98%		10.58%

Land and lots

Sales	—	9,817	3,465	—	—	13,282	—	13,282
Cost of sales	—	(5,867)	(201)	—	—	(6,068)	—	(6,068)

Gain	—	3,950	3,264	—	—	7,214	—	7,214

Gross margin	0.00%	40.24%	94.20%	0.00%	0.00%	54.31%		54.31%

Ground leases/other
Sales	1,137	89	—	—	—	1,226	—	1,226
Cost of sales	(286)	(54)	(390)	—	—	(730)	—	(730)

Gain (loss)	851	35	(390)	—	—	496	—	496

Gross margin	74.85%	39.33%	n/a	0.00%	0.00%	40.46%		40.46%

Total
Sales	29,339	28,308	3,465	—	—	61,112	(28,202)	32,910
Cost of sales	(21,123)	(22,376)	(591)	—	—	(44,090)	20,837	(23,253)

Gain	$8,216	$5,932	$2,874	$—	$—	$17,022	$(7,365)	$9,657

Gross margin	28.00%	20.96%	82.94%	n/a	n/a	27.85%		29.34%

CATELLUS

DEVELOPMENT CORPORATION

Net Operating Income (NOI) and Square Feet by State

Quarter Ended June 30, 2003

(In thousands—except for percentages)

Net Operating Income by State

	Industrial		Office		Retail		Total
	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total
Southern California	$12,964	23.0%	$1,362	2.4%	$644	1.1%	$14,970	26.5%
Northern California	7,579	13.4%	5,146	9.2%	1,627	2.9%	14,352	25.4%
Illinois	5,288	9.4%	1,220	2.2%	—	0.0%	6,508	11.5%
Texas	2,458	4.4%	1,700	2.9%	—	0.0%	4,158	7.4%
Colorado	2,428	4.3%	919	1.6%	254	0.5%	3,601	6.4%
Arizona	690	1.2%	—	0.0%	181	0.3%	871	1.5%
Maryland	772	1.4%	—	0.0%	—	0.0%	772	1.4%
Oregon	656	1.2%	140	0.2%	99	0.2%	895	1.6%
Ohio	590	1.0%	—	0.0%	—	0.0%	590	1.0%
Other	363	0.6%	—	0.0%	—	0.0%	363	0.6%
Subtotal	$33,788	59.9%	$10,487	18.6%	$2,805	5.0%	$47,080	83.5%

Ground leases and other							5,176	9.2%
Other properties							2,008	3.6%

Subtotal							54,264
Equity in earnings of operating joint ventures							2,136	3.8%

Subtotal NOI including discontinued operations							$56,400	100.0%

Less discontinued operations							17

Total							$56,417

Square Feet by State—As of June 30, 2003

	Industrial		Office		Retail		Total
	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total
Southern California	11,988	32.1%	574	1.5%	176	0.5%	12,738	34.0%
Northern California	5,773	15.4%	808	2.2%	481	1.3%	7,062	18.9%
Illinois	6,268	16.8%	584	1.6%	—	0.0%	6,852	18.3%
Texas	3,264	8.7%	869	2.3%	—	0.0%	4,133	11.0%
Colorado	2,353	6.3%	273	0.7%	100	0.3%	2,726	7.3%
Arizona	1,123	3.0%	—	0.0%	74	0.2%	1,197	3.2%
Ohio	966	2.6%	—	0.0%	—	0.0%	966	2.6%
Oregon	545	1.5%	57	0.2%	37	0.1%	639	1.7%
Maryland	471	1.3%	—	0.0%	—	0.0%	471	1.3%
Other	619	1.7%	—	0.0%	—	0.0%	619	1.7%
Total	33,370	89.2%	3,165	8.5%	868	2.3%	37,403	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Same Space Net Operating Income

For the Three Months Ended June 30, 2003

(In thousands, except per square feet data)

	Q2-03	Q2-02	Increase (Decrease)
Industrial
Rental revenue	$36,926	$36,314	1.7%
Property operating costs	(8,478)	(7,860)	7.9%

Net operating income—adjusted(1)	$28,448	$28,454	0.0%

Square feet	26,688	26,702

Same space occupancy	96.4%	96.2%
Same space NOI psf owned	$1.07	$1.07

Office
Rental revenue	$11,413	$11,828	-3.5%
Property operating costs	(5,310)	(5,084)	4.4%

Net operating income—adjusted(1)	$6,103	$6,744	-9.5%

Square feet	2,444	2,444

Same space occupancy	88.3%	92.3%
Same space NOI psf owned	$2.50	$2.76

Retail
Rental revenue	$3,546	$3,544	0.1%
Property operating costs	(933)	(925)	0.9%

Net operating income—adjusted(1)	$2,613	$2,619	-0.2%

Square feet	794	794

Same space occupancy	95.2%	94.8%
Same space NOI psf owned	$3.29	$3.30

Total
Same space rental revenue	$51,885	$51,686	0.4%
Same space property operating costs	(14,721)	(13,869)	6.1%

Same space net operating income—adjusted(1)	$37,164	$37,817	-1.7%

Square feet	29,926	29,940

Same space occupancy	95.7%	95.9%
Same space NOI psf owned	$1.24	$1.26

Reconciliation of Same Space NOI to Total NOI
Same space net operating income—adjusted(1)	$37,164	$37,817
Adjustments for lease termination fees and other items	—	104
New buildings NOI	9,898	2,384
Sold buildings NOI	(7)	445
Ground lease and other property NOI	7,209	7,138
Equity in earnings of joint ventures	2,136	2,324

Subtotal NOI including discontinued operations	56,400	50,212
Less discontinued operations	17	(355)

Total	$56,417	$49,857

(1)	Adjusted for one time or unusual items such as lease termination fees or other material non-recurring income or expenses.

CATELLUS

DEVELOPMENT CORPORATION

Full Quarter Net Operating Income by State

For The Three Months Ended June 30, 2003

(In thousands, except for percentages)

	NOI (1)	Discontinued Operations	NOI GAAP	Adjustments	Full Quarter NOI (2)	% of Total
Industrial
Southern California	$12,964	$20	$12,984	$123	$13,107	23.2%
Northern California	7,579		7,579		7,579	13.4%
Illinois	5,288		5,288		5,288	9.3%
Texas	2,458		2,458		2,458	4.3%
Colorado	2,428		2,428		2,428	4.3%
Arizona	690		690		690	1.2%
Maryland	772		772		772	1.4%
Oregon	656		656	40	696	1.2%
Ohio	590		590		590	1.0%
Miscellaneous	363	(3)	360	—	360	0.6%

Total industrial	33,788	17	33,805	163	33,968	60.0%

Office
Northern California	5,146		5,146		5,146	9.1%
Texas	1,700		1,700		1,700	3.0%
Southern California	1,362		1,362		1,362	2.4%
Illinois	1,220		1,220		1,220	2.2%
Colorado	919		919		919	1.6%
Oregon	140		140		140	0.2%

Total office	10,487	—	10,487	—	10,487	18.5%

Retail
Northern California	1,627		1,627		1,627	2.9%
Southern California	644		644		644	1.1%
Colorado	254		254		254	0.5%
Arizona	181		181		181	0.3%
Oregon	99		99		99	0.2%

Total retail	2,805	—	2,805	—	2,805	5.0%

Ground lease and other	5,176		5,176		5,176	9.1%
Other properties	2,008		2,008		2,008	3.5%

Subtotal	54,264	17	54,281	163	54,444	96.2%

Equity in earnings of JV’s	2,136		2,136	—	2,136	3.8%

Total	$56,400	$17	$56,417	$163	$56,580	100.0%

(1)	Includes discontinued operations.
(2)	Full quarter NOI is calculated as current quarter’s actual NOI adjusted for the following:
(a)	removal of NOI for properties sold,
(b)	removal of NOI for properties placed in service/purchased during the quarter, and
(c)	addition of a full quarter of NOI for those properties placed in service/purchased during the quarter.

CATELLUS

DEVELOPMENT CORPORATION

Buildings Owned and Occupancy as of June 30, 2003

(In thousands, except for percentages)

	SF Owned	SF Occupied	% Occupied
Industrial
Southern California	11,988	11,687	97.5%
Illinois	6,268	6,186	98.7%
Northern California	5,773	5,533	95.8%
Texas	3,264	2,971	91.0%
Colorado	2,353	2,176	92.5%
Arizona	1,123	913	81.3%
Ohio	966	856	88.6%
Kentucky	549	402	73.2%
Oregon	545	545	100.0%
Maryland	471	471	100.0%
Kansas	70	60	86.0%
Total Industrial	33,370	31,800	95.3%

Office
Texas	869	830	95.5%
Northern California	808	626	77.6%
Illinois	584	452	77.4%
Southern California	574	523	91.1%
Colorado	273	251	92.0%
Oregon	57	50	86.9%
Total Office	3,165	2,732	86.3%

Retail
Northern California	481	472	98.1%
Southern California	176	164	93.2%
Colorado	100	88	87.9%
Arizona	74	12	16.9%
Oregon	37	30	79.7%
Total Retail	868	766	88.2%

Total
Southern California	12,737	12,374	97.1%
Northern California	7,062	6,631	93.9%
Illinois	6,852	6,638	96.9%
Texas	4,133	3,801	92.0%
Colorado	2,726	2,515	92.3%
Arizona	1,198	925	77.3%
Ohio	966	856	88.6%
Oregon	639	625	97.6%
Kentucky	549	402	73.2%
Maryland	471	471	100.0%
Kansas	70	60	86.0%
Total	37,403	35,298	94.4%

CATELLUS

DEVELOPMENT CORPORATION

Lease Expirations by Square Feet and Base Rent

As of June 30, 2003

(in thousands, except for percentages)

	Square Feet
	Industrial		Office		Retail		Total
	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total
2003	1,612	5.1%	263	9.6%	13	1.7%	1,888	5.3%
2004	3,675	11.6%	291	10.6%	110	14.3%	4,075	11.5%
2005	4,632	14.6%	652	23.9%	45	5.9%	5,328	15.1%
2006	3,317	10.4%	130	4.8%	67	8.7%	3,514	10.0%
2007	2,280	7.2%	459	16.8%	18	2.3%	2,757	7.8%
2008	2,471	7.8%	182	6.7%	91	11.9%	2,743	7.8%
2009	2,218	7.0%	148	5.4%	114	14.9%	2,480	7.0%
2010	2,360	7.4%	1	0.0%	30	3.9%	2,390	6.8%
2011	1,450	4.6%	135	4.9%	24	3.1%	1,609	4.6%
2012+	7,786	24.5%	473	17.3%	255	33.2%	8,513	24.1%
	31,800	100.0%	2,732	100.0%	766	100.0%	35,298	100.0%

	Monthly Base Rent as of June 2003
	Industrial		Office		Retail		Total
	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total
2003	$629	5.3%	$348	7.2%	$24	2.6%	$1,001	5.7%
2004	1,375	11.6%	446	9.3%	136	14.8%	1,957	11.2%
2005	1,773	15.0%	752	15.7%	79	8.6%	2,605	14.9%
2006	1,298	11.0%	287	6.0%	57	6.2%	1,641	9.4%
2007	939	8.0%	667	13.9%	37	4.0%	1,642	9.4%
2008	932	7.9%	281	5.9%	77	8.4%	1,290	7.4%
2009	701	5.9%	202	4.2%	152	16.5%	1,056	6.0%
2010	905	7.7%	4	0.1%	49	5.3%	957	5.5%
2011	493	4.2%	193	4.0%	35	3.8%	721	4.1%
2012+	2,761	23.4%	1,622	33.8%	272	29.6%	4,655	26.6%
	$11,806	100.0%	$4,802	100.0%	$919	100.0%	$17,526	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Ten Largest Tenants

(GAAP basis)

Customer	State	Building Type	% of Total Monthly Base Rent as of June 2003
The Gap	CA	Office	6.81%
APL Logistics, Inc.	CA, IL, KY, TX	Industrial	5.24%
Ford Motor Company	CA, CO, TX	Industrial	2.25%
J.C. Penney Company	TX	Office	2.02%
Kellogg USA Inc.	CA, IL, CO(a)	Industrial	2.01%
Exel Corporation	CA	Industrial	1.86%
Home Depot USA, Inc.	CA(b)	Industrial/Retail	1.63%
Office Depot, Inc.	CA	Industrial/Retail	1.54%
Gillette Company	CA, IL	Industrial	1.43%
Cisco Technology	CA	Ground Lease	1.31%

(a)	Includes an 81K sf lease with Keebler Company which is owned by Kelloggs’
(b)	Includes 117,000 SF lease doing business as Home Expo

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Land Inventory

As of June 30, 2003

	Industrial	R&D, Biotech & Office	CBD Office	Retail/ Entertainment	Total
					Total Commercial	Hotel	Residential
	(square feet)				(square ft.)	(rooms)	(lots)	(units)	Total
Suburban Commercial:	23,381,000	5,905,000	—	1,106,000	30,392,000	—	—	—	—

Urban:
Mission Bay (San Francisco)	—	4,537,000	—	548,000	5,085,000	500		3,263	3,263
Union Station (Los Angeles)	—	—	5,175,000	675,000	5,850,000	—		—	—
Santa Fe Depot (San Diego)	—	—	440,135	270,000	710,135	—		710	710

Subtotal					11,645,135	500		3,973	3,973

Suburban Residential: Lots	—	—	—	—	—	—	5,404	—	5,404
Units	—	—	—	—	—	—	—	2	2

Subtotal					—	—	5,404	2	5,406

Total	23,381,000	10,442,000	5,615,135	2,599,000	42,037,135	500	5,404	3,975	9,379

Entitlement Status:
Entitled	22,054,000	10,442,000	5,615,135	2,599,000	40,710,135	500	5,290	3,975	9,265
Entitlements In Progress	1,327,000	—	—	—	1,327,000	—	114		114

	23,381,000	10,442,000	5,615,135	2,599,000	42,037,135	500	5,404	3,975	9,379

CATELLUS

DEVELOPMENT CORPORATION

Suburban Commercial Land Inventory

(Based on square feet, in thousands)

Project Name	Location	Year to Date Activity
		01/01/03 Square Feet	Adjustments	Acquisitions	Sales/ Leases	Development	06/30/03 Square Feet
Southern California
Kaiser Commerce Center	San Bernardino County	3,214	—	—	—	(1,067)	2,147
Crossroads Business Park	Ontario	2,016	—	—	—	—	2,016	(1)
Rancho Pacific Distribution Centre	Rancho Cucamonga	318	—	—	(6)	—	312
San Bernardino	San Bernardino	—	—	865	—	—	865
Pacific Center	Anaheim	44	—	—	—	—	44

Subtotal Southern California		5,592	—	865	(6)	(1,067)	5,384

Northern California
Pacific Commons	Fremont	3,634	—	—	—	(58)	3,576
Duck Creek	Stockton	2,000	—	—	—	—	2,000
Alameda FISC (controlled)	Alameda	1,300	—	—	—	—	1,300
Spreckels Business Park	Manteca	686	—	—	—	—	686
Regatta Business Park	Richmond	89	—	—	—	—	89

Subtotal Northern California		7,709	—	—	—	(58)	7,651

Subtotal California		13,301	—	865	(6)	(1,125)	13,035

Illinois
Minooka	Minooka	2,298	—	1,095	—	—	3,393	(2)
Internationale Centre	Woodridge	976	—	—	—	—	976
Prairie Glen Corporate Campus	Glenview	437	—	—	—	—	437	(3)
Joliet	Joliet	370	32	—	—	—	402
Internationale Centre West	Romeoville	102	(85)	—	—	—	17

Subtotal Illinois		4,183	(53)	1,095	—	—	5,225

Texas
Hobby Business Park	Houston	1,969	(269)	—	—	—	1,700
Gateway Corporate Center	Coppell	1,120	—	—	—	—	1,120
Stellar Way Business Park	Grand Prairie	814	—	—	—	—	814
Gateway East Business Park	Garland	763	—	—	—	—	763
Plano	Plano	403	—	—	—	—	403
Ford	Ft. Worth	104	—	—	—	—	104

Subtotal Texas		5,173	(269)	—	—	—	4,904

Other
Eastgate	Aurora, CO	—	—	4,000	—	—	4,000
Stapleton Business Park	Denver, CO	609	326	—	(185)	—	750
South Shore Corp. Park	Gresham/Portland, OR	1,111	(346)	—	—	—	765
Circle Point Corporate Center	Westminster, CO	685	—	—	—	—	685
Cedar Grove Business Park	Louisville, KY	545	—	—	—	—	545
Douglas Hill Business Park	Atlanta, GA	—	—	1,271	—	(977)	294
Santa Fe Industrial Center	Oklahoma City, OK	300	—	—	(300)	—	—
Ford Winchester	Winchester, VA	—	—	441	—	(252)	189
Ford Shawnee	Shawnee, KS	—	—	223	—	(223)	—

Subtotal Other		3,250	(20)	5,935	(485)	(1,452)	7,228

Subtotal Outside of California		12,606	(342)	7,030	(485)	(1,452)	17,357

Total		25,907	(342)	7,895	(491)	(2,577)	30,392

(1)	All entitled except for 1,327 square feet included in Crossroads Business Park for which entitlement is in process.
(2)	Excluded from this balance is approximately 2.8 million square feet under option.
(3)	Included in this balance is 335,000 square feet that is under option.

CATELLUS

DEVELOPMENT CORPORATION

Suburban Commercial

Construction Starts and Completions

(In square feet)

Construction Starts—YTD June 30, 2003

Location		Start Date	% Leased	Square Feet
Shawnee	KS	Feb-03	100%	223,000	(1)
Atlanta	GA	Mar-03	100%	341,000	(1)
Atlanta	GA	Mar-03	100%	341,000	(1)
Atlanta	GA	Mar-03	100%	295,000	(1)
Fontana	CA	May-03	100%	450,000	(1)
Winchester	VA	Jun-03	100%	252,000	(1)
Fontana	CA	Jun-03	0%	617,000	(1)
Fremont	CA	Jun-03	Build to Sell	50,000	(2)
Fremont	CA	Jun-03	Build to Sell	8,000	(2)

Total construction starts				2,577,000

(1) Total to be added to portfolio			76%	2,519,000
(2) Total build to sell				58,000
(3) Total design build for fee only				—
(4) Total joint venture				—

Construction Completions—YTD June 30, 2003

Location		Completion Date	% Leased	Square Feet
Denver	CO	Feb-03	100%	148,000	(1)
Romeoville	IL	Feb-03	100%	346,000	(1)
Denver	CO	Feb-03	Fee	145,000	(3)
Denver	CO	Apr-03	100%	171,000	(1)
Glenview	IL	Apr-03	Fee	185,000	(3)
Portland	OR	May-03	100%	97,000	(1)
Rancho Cucamonga	CA	May-03	100%	468,000	(1)
Avon	CO	May-03	Joint Venture	118,000	(4)
Fontana	CA	Jun-03	Build to Sell	600,000	(2)

Total completions				2,278,000

(1) Total to be added to portfolio			100%	1,230,000
(2) Total build to sell				600,000
(3) Total design build for fee only				330,000
(4) Total joint venture				118,000

CATELLUS

DEVELOPMENT CORPORATION

Suburban Commercial

Under Construction

(In square feet)

Under Construction—Second Quarter 2003

Location		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Portland	OR	Industrial	Sep-01	Aug-03	0%	84,000	(1)
Avon	CO	Retail	May-02	Jun-03	Joint Venture	187,000	(4)
Gresham	OR	Industrial	Dec-02	Sep-03	Build to Sell	200,000	(2)
Fontana	CA	Industrial	Dec-02	Sep-03	100%	578,000	(1)
Shawnee	KS	Industrial	Feb-03	Sep-03	100%	223,000	(1)
Atlanta	GA	Industrial	Mar-03	Jan-04	100%	341,000	(1)
Atlanta	GA	Industrial	Mar-03	Jan-04	100%	341,000	(1)
Atlanta	GA	Industrial	Mar-03	Feb-04	100%	295,000	(1)
Fontana	CA	Industrial	May-03	Mar-04	100%	450,000	(1)
Winchester	VA	Industrial	Jun-03	Jan-04	100%	252,000	(1)
Fontana	CA	Industrial	Jun-03	Nov-04	0%	617,000	(1)
Fremont	CA	Industrial	Jun-03	Jan-04	Build to Sell	50,000	(2)
Fremont	CA	Office	Jun-03	Jan-04	Build to Sell	8,000	(2)

Total						3,626,000

(1) Total to be added to portfolio					78%	3,181,000
(2) Total build to sell						258,000
(3) Total design build for fee only						—
(4) Total joint venture						187,000

CATELLUS

DEVELOPMENT CORPORATION

Suburban Commercial Work-in-Process

As of June 30, 2003 and December 31, 2002

(In thousands)

Work-in-Process—June 30, 2003	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	3,181	258	3,439

Land costs	$18,776	$4,550	$23,326
Buildings costs	20,763	5,345	26,108

Spent-to-date	39,539	9,895	49,434
Forecast to complete	60,559	8,352	68,911

Total	$100,098	$18,247	$118,345

Work-in-Process—December 31, 2002	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	1,892	800	2,692

Land costs	$10,822	$9,117	$19,939
Buildings costs	26,234	3,765	29,999

Spent-to-date	37,056	12,882	49,938
Forecast to complete	31,911	15,707	47,618

Total	$68,967	$28,589	$97,556

CATELLUS

DEVELOPMENT CORPORATION

Urban Development

Construction Starts and Completions

(In square feet)

Construction Starts—YTD June 30, 2003

Construction Starts	Start Date	% Leased	Square Feet
N/A
Total construction starts	—	—	—

Construction Completions—YTD June 30, 2003

Completed Development	Completion Date	% Leased	Square Feet
N/A

Total completions	—	—	—

CATELLUS

DEVELOPMENT CORPORATION

Urban Development

Properties Under Construction

(In square feet)

Under Construction		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Mission Bay Block N2P1, San Francisco	CA	Mixed Use	Dec-01	Jun-04	13%	33,000	(1)
Mission Bay Block N2P1, San Francisco	CA(a)	Residential	Dec-01	Nov-03	0%	45,000	(2)
Mission Bay Block N1, San Francisco	CA	Office, Retail	Sep-01	Feb-04	49%	127,000	(4)
Mission Bay Block N1, San Francisco	CA	Residential	Sep-01	Jun-04	0%	568,000	(4)

Total						773,000

(1) Total to be added to the portfolio					13%	33,000
(2) Total build to sell						45,000
(3) Total design build for fee only						—
(4) Total joint venture						695,000

(a)	Consists of 34 for-sale condominium units

CATELLUS

DEVELOPMENT CORPORATION

Urban Development Work-in-Process

June 30, 2003 and December 31, 2002

(In thousands)

Work-in-Process—June 30, 2003	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	33	45	78

Land costs	$1,089	$1,326	$2,415
Buildings costs	6,133	15,444	21,577

Spent-to-date	7,222	16,770	23,992
Forecast to complete	2,434	6,130	8,564

Total	$9,656	$22,900	$32,556

Work-in-Process—December 31, 2002	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	33	45	78

Land costs	$1,089	$1,326	$2,415
Buildings costs	6,135	8,365	14,500

Spent-to-date	7,224	9,691	16,915
Forecast to complete	3,108	14,080	17,188

Total	$10,332	$23,771	$34,103

CATELLUS

DEVELOPMENT CORPORATION

Suburban Residential Land Inventory

	Ownership or Controlled Interest	Actual/Estimated First Closing Date	Average Revenue per Lot/Current Home Price Range	12/31/2002 Total Lots/ Homes	2003 Activity	As of June 30, 2003
					Lot/Home Closings	Total Lots/ Homes	Entitled	Catellus Equivalent Units
100% Owned:
Vista Range, Commerce City, CO	100%	Q3, 2003	TBD	2,149		2,149	2,149	2,149
Alameda, CA	100%	Q2, 2004	TBD	485		485	485	485	(a)
Victoria by the Bay, Hercules, CA	100%	Q3, 2000	$105,000-160,000	22	(21)	1	1	1	(b)
Westbluffs, Playa del Rey, CA	100%	TBD	TBD	114		114	114	114	(c)

Joint Venture Land Development:
Serrano, Sacramento, CA	50%	Q4,1998	$100,000-364,000	1,190	(40)	1,150	1,150	575
Parkway, Sacramento, CA	50%	Q3, 2001	$50,000-100,000	538		538	538	269
Talega, San Clemente, CA	30%	Q4, 1998	$100,000-150,000	1,226	(259)	967	967	290

				5,724	(320)	5,404	5,404	3,883

Joint Venture Home building:
Talega Seniors, San Clemente, CA	50%	Q3, 2001	$385,000-592,000	65	(63)	2	2	1

Total				5,789	(383)	5,406	5,406	3,884

(a)	Control 295 lots and own 190 lots
(b)	This denotes a commercial development site
(c)	We have entitlements for this project; however, the entitlements are being challenged under the California Environmental Quality Act and the California Coastal Act.

CATELLUS

DEVELOPMENT CORPORATION

Definitions

Base rent is computed on a GAAP basis.

Construction completion A building is considered complete at the earlier of twelve months after completion of the shell or rent commencement on 50% of the space.

EBITDA is calculated by adding the interest, taxes, depreciation and amortization for both continuing and discontinued operations to net income calculated before discontinued operations.

Fixed charge coverage ratio is calculated as EBITDA divided by total interest incurred, including capitalized interest, for both continuing and discontinued operations, less non-cash interest incurred (amortization of deferred loan fees), plus regularly scheduled principal amortization.

Funds from operations (“FFO”)

In conjunction with the REIT conversion, we will provide Funds From Operations (“FFO”) as a supplemental measure of performance calculated in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO, as defined by NAREIT, represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales or write-down of certain assets, cumulative effect of changes in accounting principles, plus depreciation and amortization (excluding depreciation on personal property) and after adjustments for unconsolidated entities. Adjustments for unconsolidated entities are calculated on the same basis. Our management generally believes that FFO, as defined by NAREIT, is a meaningful supplemental measure of operating performance for many REITs because NAREIT’s definition of FFO excludes, among other items, real estate depreciation and amortization and gains or losses related to previously depreciated operating real estate assets.

However, in our case, because of our relatively unique situation of converting from a diversified real estate operating company that includes residential and urban development activities and desert lands to a REIT that is primarily focused on leasing, managing, and developing industrial rental property, we also present Modified FFO, a non-GAAP financial measurement, that is modified from the NAREIT definition of FFO. As we have decided to wind down the activities of the residential and urban groups and sell off the desert lands, we have excluded the results from the residential and urban groups as well as desert land sales from our FFO calculation. We refer to these activities and REIT transition costs as non-FFO operations. We exclude these results because we do not believe that these activities represent our long-term business and do not expect these activities to be recurring in nature on an on-going long term basis. These activities do not qualify for discontinued operations treatment under GAAP. Further, as we must incur certain costs associated with the REIT conversion that are generally non-operational in nature, we have excluded those costs in our calculation of Modified FFO. These costs include third party fees associated with the REIT conversion and compensation expense associated with the stock option exchange offer. In presenting Modified FFO prior to the REIT conversion, we also will include “hypothetical tax savings” that would have occurred had we been a REIT during the periods presented. After we complete winding down our residential and urban activities, our desert land sales, and REIT transition costs, we expect to present FFO in accordance with the NAREIT definition and to discontinue our presentation of Modified FFO. Until then, we believe Modified FFO provides a useful measure of our operating performance because it excludes various items in GAAP net income that do not directly relate or are not indicative of the operating performance of our longer-term real estate holdings and may make it more difficult to compare our performance from period to period and with that of other REITs. Subject to the limitations discussed below, we believe FFO and Modified FFO provide a basis of comparison of our operating performance and value to other REITs, as most REITs do not have operations similar to the operations that we are excluding and winding down nor are they incurring the substantial costs related to converting to a REIT.

While FFO is a relevant and widely used measure of operating performance of equity REITs, other equity REITs may use different methodologies for calculating FFO and, accordingly, FFO as disclosed by other REITs may not be comparable to FFO as used by us. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles. Further, FFO is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to cash flows from operations as a measure of liquidity. We believe that FFO provides relevant information about our operations and is useful, along with net income, for an understanding of our operating activities.

Interest coverage ratio is calculated as EBITDA divided by total interest incurred, including capitalized interest, for both continuing and discontinued operations less non-cash interest (amortization of deferred loan fees).

Net operating income (NOI) is calculated as rental revenue less property operating expenses.

Recurring capital expenditure is the cost associated with re-tenanting leasable space including building improvements, tenant improvements and lease commissions.

Same space properties are properties that have been owned and operated for both the current preceding years.

Same space net operating income represents GAAP basis rental revenue less property operating costs with adjustments to revenue or expenses for one-time, unusual, or non-recurring items such as receipt of lease termination fees.

Straight line rent adjustments is the adjustment to income for the difference between—(a) the total of the rents anticipated to be received over the life of the contractual lease (including contractual rent increases) divided by the number of months in the lease times the number of months in the period being measured, and (b) the actual rents due for the period being measured.

Total market capitalization is total market value of a company’s outstanding common stock and indebtedness.

CATELLUS

DEVELOPMENT CORPORATION

Except for historical matters, the matters discussed in this Supplemental Financial Package of financial and operating data are forward-looking statements, which include statements concerning net income; plans; opportunities; negotiations; markets and economic conditions; leasing, development, construction, rental, and sales activities; availability of financing; and property values. We do not undertake any obligation to revise these forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. These statements by their nature involve risks and uncertainties. In particular, among the factors that could cause actual results to differ materially from the results expressed in or implied by such statements are: changes in the real estate market or in general economic conditions, including the possibility of a general economic slowdown or recession; product and geographical concentration; industry competition; changes in interest rates and capital markets; discretionary government decisions affecting the use of land, and delays resulting therefrom; changes in the management team; changes in income taxes or tax laws; weather conditions and other natural occurrences that may affect construction or cause damage to assets; liability for environmental remediation and changes in environmental laws and regulations; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement on definitive terms or to close transactions; increases in the costs of land and construction materials and availability of properties for future development; limitations on and challenges to title to our properties; changes in policies and practices of organized labor groups; shortages or increased costs of electrical power; and other risks inherent in the real estate business.

For further information on factors which could affect the company and the forward-looking statements in this Supplemental Financial Package, the reader should refer to the company’s report on Form 10-K for the fiscal year ended December 31, 2002, filed with the Securities and Exchange Commission.